Exhibit 10.2(a)
Schedule of executive officers of Digene Corporation entering into Amended Employment Agreements
The following executive officers of Digene Corporation have entered into amended Employment Agreements in the third fiscal quarter of 2006 substantially in the form of Exhibit 10.2 to Digene Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006:
Linda Alexander
Allison Cullen
Mark Del Vecchio
Susan M. Keese
Attila Lorincz
Robert McG. Lilley
Vincent J. Napoleon
Belinda O. Patrick
Stephen Rambo
Pamela Rasmussen
Joseph P. Slattery
Rodney Wallace
Larry R. Wellman